United States
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
__________________

FORM 8-K /A
 __________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 28, 2013

Commission File Number 1-12803
URSTADT BIDDLE PROPERTIES INC.
(Exact Name of Registrant in its Charter)

Maryland	04-2458042
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

321 Railroad Avenue, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (203) 863-8200

N/A
(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 30, 2013, Urstadt Biddle Properties Inc. (the "Company") filed a Current Report on Form 8-K (the "Initial Report ") reporting the acquisition of certain properties during the period November 1, 2012 through May 28, 2013.  The Company is filing this Current Report on Form 8-K/A to amend the Initial Report to provide, in accordance with Rule 3-14 and Article 11 of Regulation S-X, certain financial statement information relating to majority of the properties acquired and pro forma financial information of the Company.

ITEM 8.01 - OTHER ITEMS

During the period November 1, 2012 through May 28, 2013, the Company acquired in separate transactions eleven properties consisting of approximately 178,000 square feet of gross leasable area ("GLA") and equity investments in two more properties totaling 101,000 in GLA, together (the "Acquisitions") for an aggregate investment of approximately $85.3 million.
On May 2, 2013, the Company, through a wholly owned subsidiary, purchased The Village Shopping Center, a 109,000 square foot grocery anchored shopping center in New Providence, New Jersey, located in Union County (the "New Providence Property"), for $34.9 million from N. Providence, LLC ("Village Shopping Center Seller").  There is no relationship between any Director or Officer of the Company and the Village Shopping Center Seller.  At the closing of the transaction the Company assumed an existing mortgage on the property serviced by Wells Fargo Bank, N.A. valued at approximately $21.3 million. The mortgage matures in January 2022 with a fair market value interest rate of 4.0%.  The Company's cash investment of approximately $16.1 million was funded with available cash remaining from its common and preferred stock offerings in October 2012.
In addition, on May 28, 2013, the Company, through a wholly-owned subsidiary, purchased two retail properties in Greenwich, CT, located in Fairfield County (the "Greenwich Properties") for $18.0 million from Chimblo Real Estate Enterprises, LLC ("Greenwich Property Sellers").  There is no relationship between any Director or Officer of the Company and the Greenwich Property Sellers.  The two properties combined contain 25,000 in GLA. At the closing of the transaction the Company assumed an existing first and second mortgage encumbering both properties held by Peoples United Bank, N.A.  The two mortgages were valued at approximately $8.3 million. The mortgages mature in August 2016 with a fair market value interest rate of 4.0%.  The Company's cash investment of approximately $10.0 million was funded with available cash remaining from its common and preferred stock offerings in October 2012.
Set forth in Item 9.01 are audited financial statements prepared pursuant to Rule 3-14 of Regulation S-X relating to a majority of the Acquisitions, none of which individually are considered significant within the meaning of Rule 3-14.
Material Factors Considered by the Company:

New Providence Property:

Market and Competition:

Prior to acquiring the New Providence Property, the Company considered general regional and local economic market conditions and the property's competitive posture within that market.

The New Providence Property acquired is a shopping center located in the Town of New Providence, Union County, New Jersey. The Property contains 109,000 square feet of GLA and is situated on 7.78 acres of land. At July 1, 2013 the property was 80% leased to fourteen tenants whose primary businesses are the sale of retail products, goods and services.

The New Providence Property was built in 1965 (recently renovated to accommodate the new A&P), is located on Springfield Avenue, a major thoroughfare in New Providence, New Jersey that connects the affluent suburb of Summit, New Jersey with Berkeley Heights, New Jersey, and is well situated in the center of the community.  Within 3 miles, the average household income is nearly $197,000.  There are approximately 62,000 people within 3 miles of the property.  The potential development of new large shopping centers in the surrounding area is limited due to lack of remaining developable land and a different and complex entitlement process for new development.

Tenants:

The property's largest tenants are A&P, a national grocery retail chain occupying 46,000 square feet (42.2% of the property's GLA) and CVS Pharmacy, a national retail chain occupying 9,600 square feet (8.8% of the Property's GLA). No other tenant leases more than 4.4% of the property's GLA.

Substantially all the leases are with tenants for terms longer than one year and generally provide for additional rental amounts based on each tenant's share of the cost of maintaining common areas and certain operating expenses including real estate taxes and insurance of the property, and percentage of gross sales rent.

The following is a schedule of lease expirations of the property by year:

	Number of Tenants Whose Lease Expire Each Year	Total Square Footage Expiring Each Year	Minimum Annual Base Rentals	% of Annual Base Rentals (1)

Year:
2013	-	-	$-	-%
2014	3	10,700	354,000	15.6%
2015	2	3,600	102,000	4.5%
2016	1	4,800	162,000	7.1%
2017	2	3,800	129,000	5.7%
Thereafter	6	64,300	1,518,000	67.1%
	14	87,200	$2,265,000	100.0%

(1) Based on 2013 annualized base rents.

Building and Capital Improvements:

The estimated federal tax basis of the property (including land) is approximately $34,850,000. For federal income tax purposes, the property will be depreciated over its estimated useful life (39 years) on a straight line basis.

Property Taxes:

The annual real estate taxes of the property are anticipated to be approximately $660,000 for the 2013 tax year.

Property Management:

The Company manages the property directly.

After reasonable inquiry, the Company is not aware of any other material factors relating to the New Providence Property that would cause the reported financial information not to be necessarily indicative of future operating results.

The Company and its operations are, however, subject to a number of risks and uncertainties.  For a discussion of such risks, see the risks identified in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2012 under Item 1A Risk Factors and in the other reports filed by the Company with the Securities and Exchange Commission.

Greenwich Properties:

Market and Competition:

Prior to acquiring the Greenwich Properties, the Company considered general regional and local economic market conditions and the Greenwich Properties' competitive posture within that market.

One of the properties, Greenwich Commons, contains 10,000 square feet of GLA and is a retail strip center located on West Putnam Avenue in Greenwich, Connecticut. At July 1, 2013, the property was 100% leased to five tenants whose primary businesses are the sale of retail products, goods and services; the shopping center is also shadow anchored by a Stop and Shop Grocery store.  The other property, Cos Cob Plaza, located on East Putnam Avenue in Greenwich, Connecticut, contains 15,000 square feet of GLA.  At July 1, 2013, the property was 67% leased to six tenants whose primary businesses are the sale of retail products, goods and services.

The Greenwich Properties are located on Putnam Avenue (US Route 1) in Greenwich, Fairfield County, Connecticut.  The Greenwich Properties were purchased from a Greenwich based family that had built the properties and held them for over 40 years. There are approximately 70,000 people within 3 miles earning an average household income of $168,000.  Daily traffic counts for both retail sites are almost identical at 21,000 vehicles/day.  The potential development of new retail centers along Route 1 in Greenwich is limited due to a lack of developable land and a difficult and complex entitlement process for new development.

Tenants:

The Greenwich Commons property is shadow anchored by a Stop and Shop Supermarket.  Its largest tenants are Cosi, a national restaurant chain, JP Morgan Chase Bank, and Go Figure, a woman's fitness studio, each occupying 2,400 square feet (25% of the property's GLA).  No other tenant leases more than 14% of the property's GLA.

Cos Cob Plaza's largest tenant is national men's clothier Jos A. Bank, occupying 4,000 square feet (27% of the property's GLA).  No other tenant accounts for more than 15% of the GLA.  There is currently 4,900 square feet of GLA that is vacant.  The Company believes it will be able to lease this vacant space in due course.

Substantially all the leases are with tenants for terms longer than one year and generally provide for additional rental amounts based on each tenant's share of the cost of maintaining common areas and certain operating expenses including real estate taxes and insurance of the property and percentage of gross sales rent.

The following is a schedule of lease expirations of the property by year:

	Number of Tenants Whose Lease Expire Each Year	Total Square Footage Expiring Each Year	Minimum Annual Base Rentals	% of Annual Base Rentals (1)
2013	1	2,400	$151,000	12.6%
2014	1	800	21,000	1.8%
2015	3	5,600	376,000	31.3%
2016	1	1,200	52,000	4.4%
2017	1	2,300	134,000	11.2%
Thereafter	4	7,700	466,000	38.7%
	11	20,000	$1,200,000	100%

(1) Based on 2013 annualized base rents.

Building and Capital Improvements:

The estimated federal tax basis of the Greenwich Properties (including land) is approximately $18.0 million.  For federal income tax purposes, the Greenwich Properties will be depreciated over their estimated useful life (39 years) on a straight line basis.

Property Taxes:

The annual real estate taxes of the Property are approximately $140,000 for the 2013 tax year.

Property Management:

The Company manages the Greenwich Properties directly.

After reasonable inquiry, the Company is not aware of any other material factors relating to the Greenwich Properties that would cause the reported financial information not to be necessarily indicative of future operating results.

The Company and its operations are, however, subject to a number of risks and uncertainties.  For a discussion of such risks, see the risks identified in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2012 under Item 1A Risk Factors and in the other reports filed by the Company with the Securities and Exchange Commission.

ITEM 9.01                   FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements
(b)	Pro Forma Financial Information
(c)	Exhibits

23.1                  Consent of Independent Auditor

URSTADT BIDDLE PROPERTIES INC.
TABLE OF CONTENTS

Item 9.01

Financial Statements and Exhibits

(a)	Financial Statements	Page

	Village Shopping Center (New Providence Property):

	Independent Auditors' Report	7

	Statement of Revenues and Certain Expenses of The Village Shopping Center For the Year Ended December 31, 2012 (Audited) and For the Six Months Ended June 30, 2013 (Unaudited)	8

	Notes to Statement of Revenues and Certain Expenses of Village Shopping Center	9

	Greenwich Properties:

	Independent Auditors' Report	11

	Combined Statement of Revenues and Certain Expenses of the Greenwich Properties For the Year Ended December 31, 2012 (Audited) and For the Six Months Ended June 30, 2013 (Unaudited)	12

	Notes to Combined Statement of Revenues and Certain Expenses of the Greenwich Properties	13

(b)	Pro Forma Financial Information (Unaudited)	15

	Pro Forma Consolidated Balance Sheet as of April 30, 2013	16

	Pro Forma Consolidated Statement of Income For the year ended October 31, 2012	17

	Notes to Unaudited Pro Forma Financial Information	18

	Pro Forma Consolidated Statement of Income For the six months ended April 30, 2013	20

	Notes to Unaudited Pro Forma Financial Information	21

	Signatures	22

	Exhibit Index	23

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
Urstadt Biddle Properties Inc.
Greenwich, Connecticut

We have audited the accompanying financial statement of the property known as Village Shopping Center, ("Village Shopping Center") which is comprised of the statement of revenues and certain expenses for the year ended December 31, 2012, and the related notes to the financial statement.

Management's Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on this financial statement based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement.  The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error.  In making those risk assessments, the auditor considers internal controls relevant to the entity's preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Village Shopping Center's internal controls.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Village Shopping Center for the year ended December 31, 2012 in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter

We draw attention to Note 2 to the financial statement, which describes that the accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of Village Shopping Center's revenues and expenses.  Our opinion is not modified with respect to this matter.

/s/ PKF O'Connor Davies
A Division of O'Connor Davies, LLP

New York, New York
July 12, 2013

VILLAGE SHOPPING CENTER
STATEMENT OF REVENUES AND CERTAIN EXPENSES
 (in thousands)

	For the Six Month Period Ended June 30, 2013	For the Year Ended December 31, 2012
	(Unaudited)

REVENUES:
Base rents	$1,090	$2,271
Escalations	445	819
Miscellaneous	1	7
	1,536	3,097

CERTAIN EXPENSES:
Real estate taxes	330	660
Maintenance and repairs	88	137
Insurance	20	66
Utilities	11	17
General and administrative	15	25
	464	905

EXCESS OF REVENUES OVER CERTAIN EXPENSES	$1,072	$$2,192

The accompanying notes are an integral part of this financial statement.

VILLAGE SHOPPING CENTER
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

1.	BUSINESS AND ORGANIZATION

The Village Shopping Center (the "Property") is a grocery anchored retail property located in New Providence, Union County, New Jersey. The Property was owned by N. Providence LLC, a Delaware Limited Liability Company. The Property has an aggregate gross leasable area ("GLA") of approximately 109,000 square feet.

On May 2, 2013, the Property was acquired by Urstadt Biddle Properties Inc., a real estate investment trust, an unaffiliated party (the "Company").

2.            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Statement of Revenues and Certain Expenses ("Historical Summary") has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The Historical Summary includes the historical revenues and certain expenses of the Property, exclusive of interest income, interest expense, depreciation and amortization, rental income relating to the allocation of purchase price of the property to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

The statement of revenues and certain expenses for the six month period ended June 30, 2013 is unaudited.  In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of revenues and certain expenses in accordance with the SEC Rule 3-14. All such adjustments are of a normal recurring nature.

Real Estate

Significant improvements to real estate which enhance the value are capitalized as additions to the Property cost basis in the period in which the expenditures are incurred. Repairs and maintenance costs are expensed as incurred. Tenant allowances and improvements are capitalized as additions to the Property's cost basis.

Rental Operations

The Property earns rental income from tenants under leasing arrangements which generally provide for minimum rents and charges to tenants for their pro rata shares of real estate taxes and operating expenses. All leases have been accounted for as operating leases. Base rental income is recorded on a straight-line basis over the terms of the related agreements. Escalation rents based on payments for real estate taxes and operating expenses are estimated and accrued.

Use of Estimates

The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires the Property's management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Subsequent Events

The Company has evaluated subsequent events through July 12, 2013, the date on which the Historical Summary was available to be issued.

3.            LEASES

Minimum future rentals on non-cancelable leases which extend for more than one year at December 31, 2012 are as follows (in thousands):

Year Ending December 31,

2013	$2,167
2014	2,057
2015	2,027
2016	1,886
2017	1,775
Thereafter	12,864
$22,776

Minimum rentals above do not include recoveries of operating expenses and real estate taxes, or percentage rents. Such amounts are reflected in the statement of revenues and certain expenses as escalations and percentage rent revenues.

For the year ended December 31, 2012, base rent includes approximately $994,000 (44% of total base rent in 2012) received from a tenant who currently occupies 46,000 square feet of space and $217,000 (9.6% of total base rent in 2012) received from a tenant who currently occupies 9,600 square feet of space.

Rental income includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire term of each lease, which resulted in a decrease in rental income of approximately $27,000 and $20,000 for the year ended December 31, 2012 and six months ended June 30, 2013, respectively.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
Urstadt Biddle Properties Inc.
Greenwich, Connecticut

We have audited the accompanying combined financial statement of the Greenwich Properties, which is comprised of the combined statement of revenues and certain expenses for the year ended December 31, 2012, and the related notes to the combined financial statement.

Management's Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of this combined financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of the combined financial statement that is free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on this combined financial statement based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statement.  The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the combined financial statement, whether due to fraud or error.  In making those risk assessments, the auditor considers internal controls relevant to the entity's preparation and fair presentation of the combined financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Greenwich Properties' internal controls.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Greenwich Properties for the year ended December 31, 2012 in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter

We draw attention to Note 2 to the combined financial statement, which describes that the accompanying combined financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Greenwich Properties revenues and expenses.  Our opinion is not modified with respect to this matter.

/s/ PKF O'Connor Davies
A Division of O'Connor Davies, LLP

New York, New York
July 12, 2013

GREENWICH PROPERTIES
COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
 (in thousands)

	For the Six Month Period Ended June 30, 2013	For the Year Ended December 31, 2012
	(Unaudited)

REVENUES:
Base rents	$544	$1,016
Escalations	123	248
Miscellaneous	22	1
	689	1,265

CERTAIN EXPENSES:
Real estate taxes	69	137
Maintenance and repairs	54	71
Insurance	9	16
Utilities	13	29
General and administrative	8	19
	153	272

EXCESS OF REVENUES OVER CERTAIN EXPENSES	$536	$993

The accompanying notes are an integral part of this combined financial statement.

GREENWICH PROPERTIES
NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

1.            BUSINESS AND ORGANIZATION

Cos Cob Plaza and Greenwich Commons, collectively (the "Properties") are retail properties located in the Town of Greenwich, Fairfield County, Connecticut. The Properties were owned by Chimblo Real Estate Enterprises, LLC, a Delaware Limited Liability Company. The Properties have an aggregate gross leasable area ("GLA") of approximately 25,000 square feet.

On May 28, 2013, the Properties were acquired by Urstadt Biddle Properties Inc., a real estate investment trust, an unaffiliated party (the "Company").

2.            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Combined Statement of Revenues and Certain Expenses ("Historical Summary") has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The Historical Summary includes the historical revenues and certain expenses of the Properties, exclusive of interest income, interest expense, depreciation and amortization, rental income relating to the allocation of purchase price of the properties to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of the Properties.

The combined statement of revenues and certain expenses for the six month period ended June 30, 2013 is unaudited.  In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of revenues and certain expenses in accordance with the SEC Rule 3-14. All such adjustments are of a normal recurring nature.

Real Estate

Significant improvements to real estate which enhance the value are capitalized as additions to the Properties cost basis in the period in which the expenditures are incurred. Repairs and maintenance costs are expensed as incurred. Tenant allowances and improvements are capitalized as additions to the Properties cost basis.

Rental Operations

The Properties earn rental income from tenants under leasing arrangements which generally provide for minimum rents, and charges to tenants for their pro rata shares of real estate taxes and operating expenses. All leases have been accounted for as operating leases. Base rental income is recorded on a straight-line basis over the terms of the related agreements. Escalation rents based on payments for real estate taxes and operating expenses are estimated and accrued.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Properties management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Subsequent Events

The Company has evaluated subsequent events through July 12, 2013, the date on which the Historical Summary was available to be issued.

3.            LEASES

Minimum future rentals on non-cancelable leases which extend for more than one year at December 31, 2012 are as follows (in thousands):

Year Ending December 31,

2013	$1,002
2014	1,065
2015	850
2016	676
2017	583
Thereafter	898
$5,074

Minimum rentals above do not include recoveries of operating expenses and real estate taxes.  Such amounts are reflected in the combined statement of revenues and certain expenses as escalations revenue.

For the year ended December 31, 2012, base rent includes approximately $159,000 (15.6% of total base rent in 2012) received from a tenant who currently occupies 2,400 square feet of space, $156,000 (15.4% of total base rent in 2012) received from a tenant who currently occupies 4,000 square feet of space and $151,000 (14.9% of total base rent in 2012) received from a tenant who currently occupies 2,400 square feet of space.

Rental income includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire term of each lease, which resulted in a decrease in rental income of approximately $2,000 and $10,000 for the year ended December 31, 2012 and six months ended June 30, 2013, respectively.

 ITEM 9.01 (b)                                        PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

The following pro forma information reflects the acquisition of the Village Shopping Center ("New Providence Property") on May 2, 2013 and the acquisition of the two Greenwich Retail Centers (the "Greenwich Properties") on May 28, 2013 by Urstadt Biddle Properties Inc. (the "Company") (together the "Acquisition Transactions").

The Pro Forma Consolidated Balance Sheet as of April 30, 2013 and the Pro Forma Consolidated Statement of Income for the year ended October 31, 2012 and the six months ended April 30, 2013 have been prepared to reflect the Acquisition Transactions and the adjustments described in the accompanying notes. The historical financial statements of the properties are for the year ended December 31, 2012 and the six months ended June 30, 2013.  The pro forma financial information is based on the historical financial statements of the Company and should be read in conjunction with the notes and management's assumptions thereto. The pro forma consolidated balance sheet was prepared as if the Acquisition Transactions occurred on April 30, 2013.  The pro forma consolidated statements of income for the year ended October 31, 2012 and for the six month period ended June 30, 2013 were prepared assuming the purchases occurred on November 1, 2011. The pro forma financial information is unaudited and not necessarily indicative of the actual financial position of the Company as of April 30, 2013 or what the actual results would have been assuming the acquisition transactions had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods.

URSTADT BIDDLE PROPERTIES INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF APRIL 30, 2013
(UNAUDITED)
(in thousands)

	Company Historical	(a)	Pro Forma Adjustments		Company Pro Forma
ASSETS

Real Estate Investments:
Core properties - at cost	$670,866		$55,794	(b)	$726,660
Non-core properties - at cost	595		-		595
	671,461		55,794		727,255
Less: accumulated depreciation	(147,353)		-		(147,353)
	524,108		55,794		579,902
Investments in and advances to unconsolidated joint ventures	31,409		-		31,409
Mortgage Notes Receivable	815		-		815
	556,332		55,794		612,126

Cash and cash equivalents	22,835		4,297	(b)	27,132
Restricted cash	1,327		-		1,327
Marketable securities	30,460		(30,460)	(b)	-
Tenant receivables	22,355		-		22,355
Prepaid expenses and other assets	8,346		-		8,346
Deferred charges, net of accumulated amortization	5,036		-		5,036
Total Assets	$646,691		$29,631		$676,322

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Revolving credit lines	$-		$-		$-
Mortgage notes payable and other loans	141,787		29,631	(b)	171,418
Preferred stock called for redemption	22,334		-		22,334
Accounts payable and accrued expenses	2,279		-		2,279
Deferred compensation - officers	196		-		196
Other liabilities	15,345		-		15,345
Total Liabilities	181,941		29,631		211,572

Redeemable noncontrolling interests	12,987		-		12,987

Commitments and Contingencies

Stockholders' Equity:
7.5% Series D Senior Cumulative Preferred Stock	61,250		-		61,250
7.125% Series F Cumulative Preferred Stock	129,375		-		129,375
Common Stock	90		-		90
Class A Common Stock	235		-		235
Additional paid in capital	364,907		-		364,907
Cumulative distributions in excess of net income	(105,713)		-		(105,713)
Accumulated other Comprehensive income	1,619		-		1,619
Total Stockholders' Equity	451,763		-		451,763
Total Liabilities and Stockholders' Equity	$646,691		$29,631		$676,322

The accompanying notes and management's assumptions are an integral part of this pro forma consolidated balance sheet.

URSTADT BIDDLE PROPERTIES INC.
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED OCTOBER 31, 2012
(UNAUDITED)
(in thousands, except per share data)

	Company Historical	(a)	New Providence Property	(b)	Greenwich Properties	(c)	Pro Forma Adjustments		Company Pro Forma

Revenues	$92,049		$3,097		$1,265		$192	(d)	$96,603

Expenses
Property Expenses	29,317		905		272		(50)	(f)	30,444
Interest	9,148		-		-		1,164	(g)	10,312
Depreciation and Amortization	16,721		-		-		1,144	(e)	17,865
General and Administrative	7,545		-				-		7,545
Acquisition Costs	296		-		-		-		296
Directors Fees	262		-		-		-		262
Total Operating Expenses	63,289		905		272		2,258		66,724

Operating Income	28,760		2,192		993		(2,066)		29,879

Net income attributable to noncontrolling interests	(500)		-		-		-		(500)
Income from Continuing Operations	28,260		2,192		993		(2,066)		29,379
Preferred Stock Dividends	(13,267)		-		-		-		(13,267)
Redemption of Preferred Stock	(2,027)		-		-		-		(2,027)
Net Income Applicable to Common
and Class A Common Stockholders	$12,966		$2,192		$993		$(2,066)		$14,085

Basic Earnings Per Share
Per Common Share:	$0.43								$0.43
Per Class A Common Share:	$0.47								$0.47
Diluted Earnings Per Share
Per Common Share:	$0.41								$0.42
Per Class A Common Share:	$0.46								$0.46
Weighted Average Shares (h):
Basic Earnings Per Share
Common Shares	7,370								7,370
Class A Common Shares	20,740								23,055
Diluted Earnings Per Share
Common Shares	8,204								8,204
Class A Common Shares	20,964								23,280

The accompanying notes and management's assumptions are an integral part of this pro forma consolidated statement of income.

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET:

(a)	Derived from the Company's unaudited financial statements at April 30, 2013.

(b)
Reflects the pro forma acquisition of the New Providence Property valued at $34,850,000 and the assumption of a mortgage note payable valued at $21,298,000 with a fair market value interest rate of 4% per annum, along with the Greenwich Properties valued at $17,993,000 and the assumption of a mortgage note payable valued at $8,333,000 with a fair market value interest rate of 4% per annum.  The Company utilized cash and cash equivalents of $26,100,000, which was funded with the sale of $30,460,000 in marketable securities. The cash and cash equivalents along with the marketable securities used were the result of proceeds raised from the sale of additional shares of the Company's Class A Common Stock in fiscal 2012.   The Company intends to account for the acquisitions of both the New Providence Property and the Greenwich Properties in accordance with Accounting Standards Codification ("ASC") Section 805 "Business Combinations" and as a result the Company is currently in the process of analyzing the fair value of in-place leases and, consequently, no value has yet been assigned to the leases. Accordingly, the purchase price allocation is preliminary and may be subject to change. The Company will include the accounts of both the New Providence Property and the Greenwich Property in its consolidated financial statements.

ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED OCTOBER 31, 2012:

(a)	Derived from the Company's audited financial statements for the year ended October 31, 2012.

(b)	Reflects revenues and operating expenses as reported by New Providence Property for the year ended December 31, 2012.

(c)	Reflects revenues and operating expenses as reported by the Greenwich Properties for the year ended December 31, 2012.

(d)	Reflects the pro forma adjustment to record operating rents on a straight line basis assuming the acquisitions occurred on November 1, 2011.

(e)	Reflects depreciation expense for the year ended October 31, 2012 for the New Providence Property and the Greenwich Properties based on a 39 year estimated useful life for the property's building and improvements using a combined cost basis of $44,635,000 (the remaining purchase price is assumed to be allocated to land) as if the properties had been owned for the entire period.

(f)	Reflects adjustment of insurance costs from the New Providence and the Greenwich Properties that will not continue after the purchase.

(g)	Represents recording of interest expense as a result of recording the mortgages assumed on the acquisition of the New Providence Property and Greenwich Properties at the fair market value interest rate of 4% per annum.

(h)	Weighted average shares outstanding for pro-forma basic and diluted earnings per share assumes the 2,500,000 Class A Common shares issued on October 5, 2012 were instead issued on November 1, 2011 and were outstanding for the entire year ended October 31, 2012 as the proceeds from the stock issuance were used to fund the cash portion of the purchase of the Acquisition Transactions.

URSTADT BIDDLE PROPERTIES INC.
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED APRIL 30, 2013
(UNAUDITED)
(in thousands, except per share data)
	Company Historical	(a)	New Providence Property	(b)	Greenwich Properties	(c)	Pro Forma Adjustments		Company Pro Forma

Revenues	$49,213		$1,536		$689		$103	(d)	$51,541

Expenses
Property Expenses	17,232		464		153		(10)	(f)	17,839
Interest	4,243		-		-		582	(g)	4,825
Depreciation and Amortization	8,382		-		-		572	(e)	8,954
General and Administrative	4,146		-				-		4,146
Acquisition Costs	278		-		-		-		278
Directors Fees	180		-		-		-		180
Total Operating Expenses	34,461		464		153		1,144		36,222
Operating Income	14,752		1,072		536		(1,041)		15,319

Net income attributable to noncontrolling interests	(317)		-		-		-		(317)
Income from Continuing Operations	14,435		1,072		536		(1,041)		15,002

Preferred Stock Dividends	(7,890)		-		-		-		(7,890)
Redemption of Preferred Stock	(4,165)		-		-		-		(4,165)
Net Income Applicable to Common
and Class A Common Stockholders	$2,380		1,072		536		(1,041)		$2,947

Basic Earnings Per Share
Per Common Share:	$0.07								$0.09
Per Class A Common Share:	$0.08								$0.10
Diluted Earnings Per Share
Per Common Share:	$0.07								$0.09
Per Class A Common Share:	$0.08								$0.10
Weighted Average Shares :
Basic Earnings Per Share
Common Shares	7,544								7,544
Class A Common Shares	23,120								23,120
Diluted Earnings Per Share
Common Shares	8,317								8,317
Class A Common Shares	23,328								23,328

The accompanying notes and management's assumptions are an integral part of this pro forma consolidated statement of income.

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE SIX MONTHS ENDED APRIL 30, 2013:

(a)	Derived from the Company's unaudited financial statements for the year ended April 30, 2013.

(b)	Based on six months of revenues and operating expenses as reported by New Providence Property for the period ended June 30, 2013 for the purpose of inclusion in the Company's six month pro-forma operating results for the six months ended April 30, 2013.

(c)	Based on six months of revenues and operating expenses as reported by the Greenwich Properties for the period ended June 30, 2013 for the purpose of inclusion in the Company's six month pro-forma operating results for the six months ended April 30, 2013.

(d)	Reflects the pro forma adjustment to record operating rents on a straight line basis assuming the acquisitions occurred on November 1, 2011.

(e)	Reflects depreciation expense for the six months ended April 30, 2013 for the New Providence Property and the Greenwich Properties based on a 39 year estimated useful life for the property's building and improvements using a combined cost basis of $44,635,000 (the remaining purchase price is assumed to be allocated to land) as if the properties had been owned for the entire period.

(f)	Reflects adjustment for insurance costs from the New Providence and the Greenwich Properties that will not continue after the purchase.

(g)	Represents recording of interest expense as a result of recording the mortgages assumed on the acquisition of the New Providence Property and Greenwich Properties at the fair market value interest rate of 4% per annum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URSTADT BIDDLE PROPERTIES INC.
(Registrant)

Date: July 12, 2013                                   By:  /s/ John T. Hayes

John T. Hayes
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Description
23.1	Consent of Independent Auditor